UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☒	Definitive Proxy Statement

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☐	Soliciting Material under § 240.14a-12

BEASLEY BROADCAST GROUP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

3033 Riviera Drive

Suite 200

Naples, Florida 34103

(239) 263-5000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 25, 2025

The Annual Meeting of Stockholders of Beasley Broadcast Group, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, June 25, 2025, at 12:00 p.m. Eastern Time, at the corporate offices of Beasley Broadcast Group, Inc., 3033 Riviera Drive, Suite 200, Naples, Florida 34103, for the following purposes:

1.
The election of six nominees for directors to hold office until the next Annual Meeting of Stockholders or until their respective successors have been elected and qualified;
2.
An advisory vote to approve named executive officer compensation;
3.
An advisory vote on the frequency of future votes to approve named executive officer compensation;
4.
The ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025;
5.
Approval of the 2025 Equity Incentive Award Plan; and
6.
To transact such other business as may properly come before the Annual Meeting of Stockholders and any adjournment or postponement thereof.

The foregoing matters are described in more detail in the attached Proxy Statement.

The Company’s Board of Directors has fixed April 28, 2025 as the record date for determining stockholders entitled to vote at the Annual Meeting of Stockholders.

The Company’s Proxy Statement is attached hereto. Financial and other information about the Company is contained in the Annual Report to Stockholders for the year ended December 31, 2024.

You are cordially invited to attend the meeting in person. Your participation in these matters is important, regardless of the number of shares you own. The notice accompanying this Proxy Statement contains instructions on how to submit your proxy by telephone or via the Internet. Whether or not you expect to attend in person, we urge you to vote as promptly as possible. You will be most welcome at the meeting and may then vote in person if you so desire, even though you may have executed and returned the proxy. Any stockholder who executes such a proxy may revoke it at any time before it is exercised.

By Order of the Board of Directors,

Chris Ornelas
General Counsel and Secretary

Naples, Florida

April 29, 2025

3033 Riviera Drive

Suite 200

Naples, Florida 34103

(239) 263-5000

PROXY STATEMENT

The Board of Directors (the “Board”) of Beasley Broadcast Group, Inc., a Delaware corporation (the “Company”), is soliciting your proxy with this Proxy Statement. Your proxy will be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, June 25, 2025, at 12:00 p.m. Eastern Time, at the corporate offices of Beasley Broadcast Group, Inc., 3033 Riviera Drive, Suite 200, Naples, Florida 34103, and any adjournment or postponement thereof. This Proxy Statement and the Company’s Annual Report to Stockholders are first being made available to stockholders on or about April 29, 2025.

VOTING SECURITIES

Voting Rights and Outstanding Shares

Only stockholders of record on the books of the Company as of 5:00 p.m. Eastern time, April 28, 2025, which is the “Record Date,” will be entitled to vote at the Annual Meeting. At the close of business on April 28, 2025, the Company had 960,059 shares of Class A Common Stock outstanding (the “Class A Common Stock”) and 833,137 shares of Class B Common Stock outstanding (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”).

Under the Company’s Amended and Restated Certificate of Incorporation and Fourth Amended and Restated Bylaws (the “Bylaws”), in the election of directors, the holders of the Class A Common Stock are entitled to vote as a separate class, exclusive of all other stockholders, to elect two of the Company’s directors, with each Class A Common Stock being entitled to one vote. With respect to the election of the other four directors and all other matters submitted to the stockholders for vote, the holders of Common Stock shall vote as a single class, with each Class A Common Stock being entitled to one vote and each Class B Common Stock entitled to ten votes.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections with the assistance of the Company’s transfer agent. Except with respect to the election of directors (which is discussed separately under “Proposal No. 1: Election of Directors”), the affirmative vote of a majority of votes cast in person or by proxy at a duly held meeting at which a quorum is present is required under our Bylaws for approval of the proposals presented in this Proxy Statement. For Proposal No. 3: Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation, in the event that no option receives a majority of the votes cast, we will still take into consideration the voting results before making a determination as to when the next advisory votes to approve named executive officer compensation will be held.

The Inspector will also determine whether or not a quorum is present. Our Bylaws provide that a quorum consists of the presence in person or by proxy of at least a majority of the votes entitled to be cast on a matter to be acted upon at the Annual Meeting. An abstention is deemed present but it is not deemed a vote cast. Broker non-votes occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. Abstentions and broker non-votes are included in determining whether a quorum is present but are not included in the tabulation of the voting results. As such, abstentions and broker non-votes will have no effect on the voting results with respect to the election of directors or the proposals requiring the affirmative vote of a majority of the votes cast at the Annual Meeting. The ratification of the appointment of the Company’s independent registered public accounting firm is a routine proposal on which brokers, banks or other nominees possess discretionary voting power absent instructions from the beneficial owner. Thus, the Company does not expect any broker non-votes on this proposal.

Stockholders of record may submit their proxy by telephone or via the Internet prior to the Annual Meeting, rather than filling out and mailing a proxy card. To help explain this process, we have included a brief question and answer section below.

How do I vote my shares without attending the Annual Meeting?

If you are a stockholder of record, you can vote by telephone or via the Internet by following the instructions on the Notice of Availability of Proxy Materials.

If your shares are held in the name of a bank, broker or other nominee, follow the voting instructions on the form that you receive from them. The availability of telephone and Internet voting will depend on the process of the bank, broker or other nominee. Your bank, broker or other nominee will not be permitted to exercise voting discretion as to the matters to be acted upon other than the ratification of the appointment of the Company’s independent registered public accounting firm. Therefore, please give voting instructions to your bank, broker or other nominee.

How will my proxy be voted?

Your proxy, when properly submitted by telephone or via the Internet and not revoked, will be voted in accordance with your instructions. If any other matter is properly presented, the persons named as proxies will have discretion to vote in their best judgment.

Unless you give other instructions when you cast your vote by telephone or Internet, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors and a vote will be cast FOR the election of each of the nominees for director, FOR the advisory vote to approve named executive officer compensation, for 1 YEAR as the recommended frequency of future advisory votes to approve named executive officer compensation, FOR the ratification of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, FOR the approval of the 2025 Equity Incentive Award Plan and as the proxy holders deem advisable on other matters that may come before the meeting. If a bank, broker or other nominee indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

May I revoke or change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before it is actually voted by:

•
giving written notice of revocation to Chris Ornelas, Secretary, Beasley Broadcast Group, Inc., 3033 Riviera Drive, Suite 200, Naples, Florida 34103;
•
by delivering a proxy bearing a later date (including by telephone or via the Internet); or
•
by attending and voting in person at the Annual Meeting.

Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request. If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other nominee, or, if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

How do I vote my shares in person at the Annual Meeting?

Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described above and on the Notice of Availability of Proxy Materials, so that your vote will be counted if you later decide not to attend the Annual Meeting.

What is the deadline for voting my shares?

If you are a stockholder of record, and plan to vote by telephone or via the Internet, your vote must be received by 11:59 p.m. Eastern time on June 24, 2025. If your shares are held in street name, you should return your voting instructions in accordance with the instructions provided by the bank, broker or other nominee that holds the shares on your behalf.

Who is paying for this proxy solicitation?

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally, by telephone or via electronic communications.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Six directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of stockholders or until their respective successors are elected and qualified.

Nominees for election to the Board of Directors shall be approved by the following vote:

•
For Nominees to be Elected by the Holders of the Class A Common Stock: by a majority of the votes cast by all the holders of Class A Common Stock entitled to vote, whether present in person or by proxy at the Annual Meeting, with each share being entitled to one vote.
•
For Nominees to be Elected by the Holders of All Classes of Common Stock: by a majority of the votes cast by the holders of all classes of Common Stock present in person or by proxy at the Annual Meeting, with each Class A Share being entitled to one vote and each Class B Share being entitled to ten votes.

Abstentions from voting on the election of directors and broker non-votes will have no effect on the outcome of the election of directors. In the event any nominee is unable or unwilling to serve as a nominee, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board of Directors or the proxy holders to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, and/or the size of the Board of Directors may be reduced in accordance with the Bylaws of the Company. The nominees named below have agreed to serve if elected, and the Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve as a nominee or as a director if elected.

The Board of Directors believes that each of the nominees listed brings strong skills and extensive experience to the Board, giving the Board as a group the appropriate skills to exercise its oversight responsibilities.

Nominees to be Elected by the Holders of the Class A Common Stock:

Michael J. Fiorile, age 70, was appointed to the Board of Directors of Beasley Broadcast Group, Inc. on January 23, 2018. He has served as Chairman of The Dispatch Printing Company, a privately owned, regional broadcast media and real estate company, from July 2016 until December 2020. Prior to his retirement in November of 2019 from his role as the Chief Executive Officer of The Dispatch Printing Company, Mr. Fiorile served as the company’s Vice Chairman and Chief Executive Officer from September 2015 until July 2016; as its President and Chief Executive Officer from January 2013 until September 2015; as its President and COO from January 2008 until January 2013; and as its President from January 2005 until January 2008. He also served as Chairman and Chief Executive Officer of Dispatch Broadcast Group, which includes television and radio stations, from July 2016 until December 2019 and previously held several executive positions within Dispatch Broadcast Group since 1994. Mr. Fiorile was a director of State Auto Mutual Insurance Companies from 2003 until March 2020 and a director of State Auto Financial Corporation from 2015 until March 2022, where he served as Chair of the Nominating and Governance Committee and Chair of the Risk Committee, until these companies were sold in a transaction that closed in March of 2022. Mr. Fiorile served on the Board of Directors of Broadcast Music, Inc. (“BMI”) until February of 2024, including serving as the Chairman of its Board and on its Executive, Finance and Budget and Compensation Committees and as the Chairperson of the Audit Committee. He also previously served as Chairperson of the Audit Committee for the National Association of Broadcasters (“NAB”). Mr. Fiorile’s qualifications for election to the Board of Directors include his extensive knowledge of the media industry and significant executive management experience gained through his service as senior executive and chief executive officer of media companies.

Gordon H. Smith, age 72, was appointed to the Board of Directors of Beasley Broadcast Group, Inc. on May 25, 2022. He served as the president and Chief Executive Officer of the NAB from November 2009 until his transition to special advisor at the end of 2021. Prior to joining NAB, he served as a two-term U.S. Senator from Oregon from 1997 until 2009, and later as senior advisor in the Washington office of Covington & Burling, LLP. During his tenure at NAB, the association played a pivotal role on a number of significant issues affecting broadcasters, including the preservation and modernization of the music licensing and copyright system and reviews of media ownership rules. As a U.S. Senator, Mr. Smith’s committee assignments included the Senate’s Commerce, Science and Transportation Committee, the panel that oversees all broadcast related legislation. He also served on the Senate’s Energy and Natural Resources Committee, Finance Committee and Foreign Relations Committee. Mr. Smith’s role on the Commerce Committee and as Chairman of a Senate High Tech Task Force helped foster his interest in new media and technology issues. Mr. Smith has served as a director for Host Hotels and Resorts, Inc. (“Host”) since 2009, and presently serves as Independent Lead Director and Chairman of the Nominating, Governance and Corporate Responsibility Committee. Mr. Smith attended college at Brigham Young University, received a Juris Doctorate degree from Southwestern University School of Law in Los Angeles, and practiced law in New Mexico and Arizona. He is currently the Chairman of the board of directors of Hagoth Enterprises, Inc. Mr. Smith’s qualifications for election to the Board of Directors include his regulatory and legislative experience and knowledge in the broadcast and media industry.

Nominees to be Elected by the Holders of All Classes of Common Stock:

Caroline Beasley, age 62, was appointed Chief Executive Officer of Beasley Broadcast Group, Inc. on January 1, 2017, previously serving as interim Chief Executive Officer from March 18, 2016, until December 31, 2016, and as Executive Vice President, Chief Financial Officer, Treasurer and Secretary beginning in 1994. Ms. Beasley joined the Company in 1983, having held a position as a Director of the Company since that time. Over her tenure prior to 1994, she served in various positions, including Business Manager, Assistant Controller and Corporate Controller. Ms. Beasley was elected to the BMI Board of Directors in 2014 and served as the Chairperson from October of 2020 until February of 2024.In addition, she previously served on the Executive Committee and Radio Executive Committee of the Board of Directors of the NAB. Ms. Beasley is a past Joint Board Chairman of the NAB Board of Directors. Ms. Beasley has also served on the Board of Directors of the Broadcasters Foundation of America since 2016. In 2017, Ms. Beasley was honored by Radio Ink magazine as Radio Executive of the Year. Ms. Beasley has been named one of the “40 Most Powerful People in Radio” in 2011, 2012, 2016, 2017, 2018, 2021 and 2022 and was named “Radio Executive of the Year” in 2019. She was awarded the NAB National Radio Award in 2022. She was inducted into the Broadcasting and Cable Hall of Fame in 2023 and recognized as a Giant of Broadcasting by the Library of American Broadcasting Foundation that same year. She serves on the NAB Leadership Foundation Board. She was the Chairperson of the Access to Capital Working Group at the Federal Communications Commission (“FCC”) in 2019 and 2021. Ms. Beasley has a B.S. degree from the University of North Carolina. Ms. Beasley is the daughter of the late George G. Beasley and the sister of Bruce G. Beasley and Brian E. Beasley. Ms. Beasley’s qualifications for election to the Board of Directors include her valuable financial expertise, gained through her experience in various capacities at the Company over the past 40 years. Ms. Beasley also has gained valuable insight into the radio broadcast industry through her service on the boards of the industry groups mentioned above.

Brian E. Beasley, age 65, was appointed Beasley Broadcast Group, Inc.’s Chief Operating Officer on January 1, 2017. He previously served as Vice President of Operations from 1997 until December 2016. He has served as a director of Beasley Broadcast Group, Inc. since 1982. He brings 40 years of media experience to this position. Mr. Beasley serves on the Board of Directors of the Radio Advertising Bureau and has served on the Board of Directors of the North Carolina Association of Broadcasters. Mr. Beasley earned a B.S. degree from East Carolina University. Mr. Beasley is the son of George G. Beasley and the brother of Bruce G. Beasley and Caroline Beasley. Mr. Beasley’s qualifications for election to the Board of Directors include his valuable experience and knowledge of day-to-day operations at the Company. He has gained this experience by serving at all levels of our organization, from Account Executive to his current position as Chief Operating Officer.

Bruce G. Beasley, age 67, has served as Beasley Broadcast Group, Inc.’s President since 1997, Vice Chair since 2024, Chief Operating Officer from 2006 through 2016, Co-Chief Operating Officer from February 2001 until February 2006, and as a director of Beasley Broadcast Group, Inc. since 1980. He began his career in the broadcasting business with the Company in 1975 and since that time has served in various capacities, including General Sales Manager of a radio station, General Manager of a radio station and Vice President of Operations of the Company. Mr. Beasley serves on the Board of Directors of the Radio Advertising Bureau. Mr. Beasley has a B.S. degree from East Carolina University. Mr. Beasley is the son of George G. Beasley and the brother of Caroline Beasley and Brian E. Beasley. Mr. Beasley’s qualifications for election to the Board of Directors include his extensive knowledge of the radio broadcast industry gained through his service at all levels of employment with the Company, from station sales manager to his current position as President.

Peter A. Bordes, Jr., age 62, has been an independent director of Beasley Broadcast Group, Inc. since November 2016. Mr. Bordes was one of the owners of Greater Media, Inc., where he served as a member of its board of directors from 2008 until October 2016. Mr. Bordes is currently CEO of Collective Audience (NASDAQ: CAUD) a digital advertising and media technology cloud infrastructure company. Mr. Bordes is a founder of Trajectory Ventures and Trajectory Capital Partners, a venture capital company investing in disruptive innovation driving global digital transformation, and has served as a Managing Partner since March 2012. Since February 2021, Mr. Bordes has served as the Executive Chairman and Chief Executive Officer of Trajectory Alpha Acquisition Corp. (NYSE:TCOA), a special purpose acquisition company, or blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or companies. Since March 2021, he has served on the board of directors of Alfi (NASDAQ: ALF) and acted as interim CEO from October 2021 until July 2022. Since February 2023, Mr. Bordes has been a member of the board of directors of GoLogiq (OTC: GOLQ), a U.S. based global fintech platform provider. Since May 2019, Mr. Bordes has been a member of the board of directors of Kubient (NASDAQ: KBNT) and served as the company’s Chief Executive Officer from May 15, 2019 until October 31, 2020. From November 2018 to June 2019, Mr. Bordes served as the Chairman and Co-Founder of MainBloq, a cloud-based modular platform for trading digital currencies and investing in digital assets. From January 2017 to June 2019, Mr. Bordes served as the Co-Founder and Director of TruVest, a sustainable affordable housing, real estate investment, development and technology company. From January 2011 to June 2019, Mr. Bordes served as Chairman and Chief Executive Officer of OneQube, Inc., a digital audience management platform. From June 2004 to August 2011, Mr. Bordes was a Co-Founder and Chief Executive Officer of MediaTrust, a real-time performance marketing advertising exchange for direct response marketing. Mr. Bordes’ current board services include New England College, Fraud.net, Hoo.be, BeeLine, Syncware, Fernhill Corp and Ocearch. Mr. Bordes holds a Bachelor of Arts from New England College. Mr. Bordes’ qualifications for election to the Board of Directors include his years of service on the Board of Directors of Greater Media, Inc., as well as his involvement in media, advertising technology and venture capital entities.

Unless otherwise indicated, proxies received will be voted FOR the election of each of the nominees named above.

Recommendation of the Board of Directors:

The Board of Directors unanimously recommends a vote “FOR” the election of each of the nominees named above.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Company’s Board of Directors met six times during 2024. Each of the then-current members of the Board attended at least 75% of the aggregate number of meetings held during 2024 of the Board of Directors and the committees of the Board of Directors of which he or she was a member. The Company does not have a formal policy regarding director attendance at annual meetings of stockholders, but encourages directors to attend. All of our then-current directors attended the 2024 Annual Meeting of Stockholders.

Controlled Company

The Company qualifies as a “controlled company,” within the meaning of Rule 5615(c)(1) of the NASDAQ Listing Rules. The Company currently qualifies as a controlled company because more than 50% of the Company’s voting power is controlled by the entities affiliated with the Beasley family. As a result, the Company is not required to have a Board of Directors consisting of a majority of directors who are independent or a compensation committee or nominating committee composed solely of independent directors.

Leadership Structure

The Board of Directors believes that the appropriate leadership structure should be based on the needs and circumstances of the Board, the Company and its stockholders at a given point in time, and that the Board should remain adaptable to shaping the leadership structure as those needs change in the future.

The Board of Directors currently has determined that having Caroline Beasley serve as both Chair of the Board and Chief Executive Officer of the Company is in the best interest of the Company and its stockholders. The Board of Directors believes that this leadership model is efficient and effective for the Company at this time because it creates clear lines of command throughout the entire Company. In her position as Chief Executive Officer, Ms. Beasley has primary responsibility for the day-to-day operations of the Company and provides consistent leadership on the Company’s key strategic objectives. In her role as Chair of the Board, she sets the strategic priorities for the Board, presides over its meetings and communicates its strategic findings and guidance to management. The Board of Directors believes that this structure reduces the likelihood of confusion about leadership roles and duplication of efforts. This structure also allows the Board of Directors to benefit from Ms. Beasley’s detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company, as it positions her to identify the key risks facing the organization and ensure that these are brought to the attention of the Board of Directors.

The Company has procedures to ensure a strong and independent Board of Directors. The Audit, Compensation and Governance Committees consist entirely of non-management directors. The non-management directors of the Board are well positioned, as members of the Audit Committee, to assist the Board in overseeing the Company’s enterprise risk management program that includes processes used to identify and assess the Company’s most significant risks and actions taken by management to manage and mitigate such risk exposures. The non-management directors are also well positioned, as members of the Governance Committee, to provide input on the design of the Board, including committee oversight responsibilities. In addition to their responsibilities on these Committees, these independent directors meet in executive sessions after each meeting of the Board of Directors without any members of management present and at the direction of the lead independent director, Mr. Fiorile. The purpose of these executive sessions is to promote open and candid discussion among the non-management directors.

Lead Independent Director Role in Risk Oversight

In connection with these processes and in addition to management’s regular reviews of significant risks with the Board and committees, the Board believes that Mr. Fiorile is uniquely qualified in his role as the lead independent director to assist the Board in overseeing the identification, assessment, and management of the Company’s exposure to various risks as a result of his extensive public company risk management experience. The Board believes Mr. Fiorile has effectively leveraged his experience to provide leadership and help guide the Board’s independent oversight of the Company’s risk exposures as the lead independent director by collaborating with the Chair to help identify matters to be brought to the Board, chairing executive sessions of the non-management directors, facilitating communications between independent directors.

The Board of Directors Role in Risk Oversight

Management is responsible for the Company’s day-to-day risk management activities, and the role of the Board of Directors is to engage in informed risk oversight. In fulfilling this oversight role, the Board of Directors focuses on understanding the nature of our short-term, immediate-term and long-term enterprise risks, including our operations and strategic direction, as well as the adequacy of our risk management processes and overall risk management system. The Board and its committees provide effective oversight through regularly scheduled meetings with management to discuss in-depth the strategic objectives of the company and associated risks.

The Board of Directors performs this function by receiving management updates on the Company’s business operations, financial results and strategy at its regularly scheduled meetings. The Audit, Compensation and Governance Committees, which consist entirely of independent directors, assist the Board of Directors in its oversight of risk management. Currently, the risk areas reported to the Board of Directors relate to credit risk, liquidity risk, fraud risk and operational risks, including regulatory, economic, competitive, cybersecurity, legal, and mergers and acquisitions risks.

The Board of Directors administers its risk oversight function by (i) identifying key areas of risk exposure facing the Company; (ii) discussing the level of risk the Company is willing to take and the variance from stated risk tolerance that is considered acceptable; (iii) identifying and discussing the key risk indicators and the early warning signs of increased risk exposure; and (iv) discussing with management the Company’s guidelines for monitoring risk indicators and encouraging communication of key risk indicators to management and the Board of Directors.

Director Independence

Our Board of Directors currently consists of eight members. Our Board of Directors has determined that all of our directors and nominees for election as directors, other than Caroline Beasley, Bruce G. Beasley and Brian E. Beasley, qualify as “independent” in accordance with the listing requirements of The Nasdaq Stock Market (“NASDAQ”). The NASDAQ independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by NASDAQ Listing Rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management.

Board Composition

The Board of Directors does not have a specific policy regarding the composition of the Board of Directors. However, as a matter of practice, the Board of Directors recommends candidates based on their business or professional experience, background, talents and perspectives. The Board of Directors considers various backgrounds and perspectives in the context of the Board of Directors as a whole and takes into account the personal characteristics, including gender, ethnicity, age, experience, including financial expertise, and educational and professional background of current and prospective directors. The Board of Directors believes this process will best facilitate Board deliberations that reflect a broad range of perspectives and lead to a more effective decision-making process.

Committees of the Board of Directors

During 2024, the Board of Directors had an Audit Committee, a Compensation Committee, and a Governance Committee.

The Board of Directors currently does not have a nominating committee or a committee performing the functions of a nominating committee. The Board of Directors is not required to have a nominating committee because the Company is a controlled company as defined in the NASDAQ Listing Rules and believes it is appropriate for the full Board of Directors to perform the nominating functions. Although there are no formal procedures for stockholders to nominate persons to serve as directors, the full Board of Directors will consider recommendations from stockholders in the same manner and using the same criteria as for other candidates. Candidate recommendations should be addressed to Chris Ornelas, Secretary, Beasley Broadcast Group, Inc., 3033 Riviera Drive, Suite 200, Naples, Florida 34103. The Company has not adopted a formal process because it believes that the informal consideration process has been adequate to date.

The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), consists of Ms. Godridge, Mr. Fiorile and Mr. Warfield, each of whom qualifies as independent under Rule 5605(a)(2) of the NASDAQ Listing Rules and Rule 10A-3 under the Exchange Act. The Board of Directors has determined that Mr. Fiorile is an “audit committee financial expert” as that term is defined in the Exchange Act. The purpose and responsibilities of the Audit Committee, as set forth in its written charter, include:

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Overseeing the integrity of the Company’s financial statements;

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Overseeing the Company’s compliance with legal and regulatory requirements;
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Appointing and retaining independent auditors to conduct the annual audit of the Company’s financial statements;
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Overseeing the independent auditor’s qualifications and independence;
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Overseeing the performance of the Company’s independent auditor;
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Reviewing the proposed scope of the audit and approving the audit fees to be paid;
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Reviewing the Company’s accounting and financial controls with the independent auditors and its financial and accounting staff; and
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Reviewing and approving transactions, other than compensation matters, between the Company and its directors, officers and affiliates.

The Audit Committee met seven times during 2024. The current charter of the Audit Committee is available on the Company’s website at www.bbgi.com/corporate-governance.

The Compensation Committee consists of Messrs. Fiorile, Smith and Warfield, each of whom qualifies as independent under Rule 5605(a)(2) of the NASDAQ Listing Rules. This Committee is responsible for establishing compensation policies for the Company’s executive officers, including the Chief Executive Officer, and reviewing the Company’s compensation plans to ensure that they meet corporate objectives. The responsibilities of the Compensation Committee also include administering and interpreting the Company’s equity incentive award plans. The Compensation Committee met three times during 2024. As a “controlled company,” the Compensation Committee is not required to, and does not, have a charter.

The Governance Committee consists of Messrs. Warfield, Fiorile and Smith, each of whom qualifies as independent under Rule 5605(a)(2) of the NASDAQ Listing Rules. This Committee is responsible for developing and recommending to the Board of Directors corporate governance guidelines, reviewing the Company’s Code of Business Conduct and Ethics and recommending any changes to the Board of Directors, overseeing the annual self-evaluation of the Board of Directors and making recommendations to the Board of Directors regarding governance matters, including, but not limited to, the Company’s Certificate of Incorporation, Bylaws and committee charters. The Governance Committee met once during 2024. The current charter of the Governance Committee is available on the Company’s website at www.bbgi.com.

Stockholder Communication with Board Members

Although the Company has not to date developed formal processes by which stockholders may communicate directly to directors, it believes that the informal process (in which stockholder communications received by the Secretary for the Board of Directors’ attention, or summaries thereof, will be forwarded to the Board of Directors) has served the Board’s and the stockholders’ needs. In view of Securities and Exchange Commission (“SEC”) disclosure requirements relating to this issue, the Board of Directors may consider developing more specific procedures. Until any other procedures are developed and posted on the Company’s corporate website, any communications to the Board of Directors should be sent to it in care of Chris Ornelas, Secretary, Beasley Broadcast Group, Inc., 3033 Riviera Drive, Suite 200, Naples, Florida 34103.

PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14(a) of the Exchange Act, we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the overall compensation of our named executive officers as disclosed in this Proxy Statement. This advisory vote is commonly referred to as “say-on-pay.”

The Board will make a determination as to when the next say-on-pay vote will be held after reviewing the voting results for “Proposal No. 3: Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation” in this Proxy Statement.

Our executive compensation programs are designed to convey recognition of services performed by the recipients and motivate and retain the recipients over the long term. The purpose of the executive compensation is to provide competitive compensation in order to attract, motivate, and retain talented and experienced executives, who are instrumental to our success, and to reward the executive officers for the achievement of short-term and long-term strategic and operational goals and the creation of enhanced value for our stockholders. We seek to closely align the interests of our named executive officers with the interests of our stockholders, and our Compensation Committee regularly reviews named executive officer compensation against peer companies, general market trends and other industry data to ensure that such compensation is consistent with our compensation philosophy.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and other disclosure in the “Executive Compensation” section of the Proxy Statement.”

This advisory resolution is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee will carefully review and consider the voting results when evaluating our executive compensation program.

Recommendation of the Board of Directors:

The Board of Directors unanimously recommends a vote “FOR” proposal number 2.

PROPOSAL NO. 3: FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14(a) of the Exchange Act, we are asking stockholders to vote on whether future advisory votes to approve the compensation of our named executive officers should occur every year, every two years or every three years.

After careful consideration, the Board recommends that future say-on-pay votes be held every year. We believe that having such an advisory vote on the ballot annually provides the highest level of accountability and the greatest and most useful stockholder input for the Company, the Board of Directors and the Compensation Committee.

While we intend to carefully consider the voting results of this proposal, the vote on the frequency of future advisory votes on the compensation of our named executive officers is advisory in nature and therefore non-binding on the Board. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct such advisory votes on a different frequency and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

Stockholders are not voting to approve or disapprove of the Board’s recommendation. Instead, stockholders will be able to vote for one of four choices for this proposal: “1 Year,” “2 Years,” “3 Years” or “Abstain.”

Recommendation of the Board of Directors:

The Board of Directors unanimously recommends a vote for “1 YEAR” on proposal number 3, as the recommended frequency of future advisory votes to approve executive compensation.

PROPOSAL NO. 4: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Audit Committee has appointed Crowe LLP (“Crowe”) as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2025 and is proposing that the stockholders ratify such appointment. Crowe has served as the Company’s independent auditors since 2006.

Although ratification is not required by law, the Audit Committee believes that our stockholders should be given an opportunity to express their views on the subject. Since the Audit Committee cannot abdicate this authority to the stockholders, the ratification of the appointment is not binding. Any failure of the stockholders to ratify the appointment of Crowe as our independent registered public accounting firm would, however, be considered by the Audit Committee in determining whether to continue the engagement of Crowe.

In making this appointment, the Audit Committee considered whether the audit and non-audit services Crowe will provide are compatible with maintaining the independence of the Company’s outside auditors. The Audit Committee has adopted a policy that sets forth the manner in which the Audit Committee will review and approve all services to be provided by Crowe before the firm is retained. The Audit Committee pre-approves all audit and permitted non-audit services to be performed for the Company by its independent public accountants. The chairperson of the Audit Committee may represent the entire committee for the purposes of pre-approving permitted non-audit services. The Audit Committee does not consider the provision of the permitted non-audit services to be incompatible with maintaining the independent public accountant’s independence.

Representatives of Crowe are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

Audit Fees, Other Fees and Services of Independent Registered Public Accountants

The following table summarizes fees billed to the Company by Crowe in 2023 and 2024:

	2023	2024
Audit fees (1)	$364,000	$366,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
	$364,000	$366,000

(1)
Includes fees billed for (i) the audit of the Company’s annual financial statements in 2023 and 2024, (ii) the review of the Company’s quarterly financial statements included in the Company’s Quarterly Reports on Form 10-Q in 2023 and 2024, and (iii) the annual audits of the Company’s benefit plan in 2023 and 2024.

All of the services provided to the Company by Crowe during 2023 and 2024 were pre-approved by the Audit Committee.

Recommendation of the Board of Directors:

The Board of Directors unanimously recommends a vote “FOR” proposal number 3.

PROPOSAL NO. 5: APPROVAL OF THE 2025 EQUITY INCENTIVE AWARD PLAN

We are asking the stockholders to approve the Beasley Broadcast Group, Inc. 2025 Equity Incentive Award Plan (the “2025 Plan”). The Board adopted the 2025 Plan on April 21, 2025, subject to and effective upon stockholder approval of the 2025 Plan. If approved by the stockholders, the 2025 Plan will become effective on the date of the Annual Meeting and will replace the Beasley Broadcast Group, Inc. 2007 Equity Incentive Plan, as amended and restated (the “2007 Plan”), and no further awards will be granted under the 2007 Plan; however, the terms and conditions of the 2007 Plan will continue to govern any outstanding awards granted thereunder. If the 2025 Plan is not approved by our stockholders, it will not become effective, the 2007 Plan will continue in effect, and we may continue to grant awards under the 2007 Plan, subject to its terms, conditions and limitations, using the shares available for issuance thereunder. Based on historical usage, we would expect to exhaust the available shares under the 2007 Plan by December 31, 2025, at which time we would lose an important compensation tool.

The Board believes that the 2025 Plan will continue to promote the success and enhance the value of the Company by continuing to link the personal interests of participants to those of Company stockholders and by providing participants with an incentive for outstanding performance to generate superior returns to Company stockholders. The Board further believes that the 2025 Plan will continue to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Board members, employees and consultants upon whose judgment, interest, and special effort the successful operation of the Company is largely dependent. Accordingly, the Board believes that approval of the 2025 Plan is in the best interests of the Company, and the Board recommends that stockholders vote for approval of the 2025 Plan.

The 2025 Plan provides for the grant of stock options (both incentive stock options and nonqualified stock options), restricted stock, stock appreciation rights, performance awards, dividend equivalents, stock payments, deferred stock, restricted stock units and other stock-based awards to eligible participants.

Description of the 2025 Plan

The following summarizes the terms of the 2025 Plan, and the summary is qualified by reference to the full text of the 2025 Plan, which is attached as Appendix A to this Proxy Statement.

Administration

To the extent permitted under applicable law, the Board may delegate any or all of its powers under the 2025 Plan to a committee of one or more Board members or one or more Company officers. The Board has delegated administration of the 2025 Plan to the Compensation Committee. For purposes of this proposal, “Committee” refers to the actual administrator of the 2025 Plan. With respect to awards to independent directors, the Board will administer the 2025 Plan. With respect to awards to employees and consultants, the Committee will administer the 2025 Plan, and, to the extent necessary to comply with Rule 16b-3 promulgated under the Exchange Act, will consist solely of two or more Board members who are non-employee directors. To the extent permitted under applicable law, the Committee may delegate any or all of its powers under the Plan to a committee of one or more Board members or one or more Company officers.

The Committee will have the exclusive authority to administer the 2025 Plan, including the power to (i) determine participants under the 2025 Plan, (ii) determine the types of awards granted to participants under the 2025 Plan, the number of such awards, and the number of shares of Class A Common Stock subject to such awards, (iii) determine and interpret the terms and conditions of any awards under the 2025 Plan, and (iv) adopt rules for the administration, interpretation and application of the 2025 Plan.

Eligibility

Persons eligible to participate in the 2025 Plan include Board members, employees, and consultants of the Company, its parent, and its subsidiaries, as determined by the Committee. As of April 21, 2025, there were eight Board members, 805 employees and 15 consultants who would have been eligible for awards under the 2025 Plan if the 2025 Plan had been effective on such date.

Limitation on Awards and Shares Available

If the 2025 Plan is approved by the stockholders, the maximum number of shares of Class A Common Stock available for issuance under the 2025 Plan will be equal to 300,000 shares, plus any shares that return to, or become available for grant under, the 2025 Plan as a result of outstanding awards under the 2025 Plan or the 2007 Plan that expire or lapse for any reason as described below.

The shares of Class A Common Stock covered by the 2025 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market. To the extent that an award under the 2025 Plan or the 2007 Plan terminates, expires or lapses for any reason, any shares of Class A Common Stock subject to the award may become, or be used again for, as applicable, new grants under the 2025 Plan. In addition, shares of Class A Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation of any award granted under the 2025 Plan or the 2007 Plan may be used for grants under the 2025 Plan. To the extent permitted by applicable law or any exchange rule, shares of Class A Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company, its parent, or any of its subsidiaries will not be counted against the shares of Class A Common Stock available for issuance under the 2025 Plan. The payment of dividend equivalents in conjunction with outstanding awards will not be counted against the shares of Class A Common Stock available for issuance under the 2025 Plan.

Set forth below is the number of shares available for issuance pursuant to outstanding and future equity awards under the 2007 Plan as of April 21, 2025:

Shares subject to outstanding restricted stock units (1)	78,126
Shares available for future awards	43,525

(1)
As of April 21, 2025, the weighted average remaining vesting term for restricted stock units was 2.3 years.

Awards

The 2025 Plan provides for grants of stock options (both incentive stock options and nonqualified stock options), restricted stock, stock appreciation rights, performance awards, dividend equivalents, stock payments, deferred stock, restricted stock units and other stock-based awards. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2025 Plan.

Stock options, including incentive stock options, as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and nonqualified stock options may be granted pursuant to the 2025 Plan. The exercise price of incentive stock options granted pursuant to the 2025 Plan will not be less than 100% of the fair market value of the Class A Common Stock on the date of grant, unless such incentive stock options are granted to any individual who owns, as of the date of grant, stock possessing more than 10% of the total combined voting power of all classes of Company stock (the “Ten Percent Owner”), whereupon the exercise price of such incentive stock options will not be less than 110% of the fair market value of the Class A Common Stock on the date of grant. The exercise price of nonqualified stock options granted pursuant to the 2025 Plan will not be less than the par value of one share of Class A Common Stock on the date of grant. Incentive stock options may not be exercised after (i) the fifth anniversary of the date of grant with respect to incentive stock options granted to a Ten Percent Owner, or (ii) the tenth anniversary of the date of grant with respect to incentive stock options granted to other employees. Nonqualified stock options may be exercised at such time as determined by the Committee. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.

Upon the exercise of a stock option, the exercise price must be paid in full in cash, a promissory note, by tendering shares of Class A Common Stock (including shares issuable pursuant to the exercise of the option) or previously-acquired shares of Class A Common Stock that have been held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences, in each case, with a fair market value at the time of exercise equal to the aggregate exercise price of the option or the exercised portion thereof, or by tendering other property acceptable to the Committee (including through the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares of Class A Common Stock then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale). However, no participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to pay the exercise price of an option in any method which would violate Section 13(k) of the Exchange Act.

Restricted stock awards may be granted pursuant to the 2025 Plan. A restricted stock award is the grant of shares of Class A Common Stock at a price determined by the Committee (including zero), that is subject to transfer restrictions and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Committee.

A stock appreciation right (a “SAR”) is the right to receive payment of an amount equal to (i) the excess of the fair market value of a share of Class A Common Stock on the date of exercise of the SAR over (ii) the fair market value of a share of Class A Common Stock on the date of grant of the SAR, multiplied by (iii) the aggregate number of shares of Class A Common Stock subject to the SAR. Such payment may be in the form of cash, Class A Common Stock, or a combination of both cash and Class A Common Stock, as determined by the Committee. To the extent that such payment is in the form of Class A Common Stock, such payment shall satisfy all of the restrictions imposed by the 2025 Plan upon stock option grants.

Restricted stock units may be granted pursuant to the 2025 Plan, typically without consideration from the participant or for a nominal purchase price. Restricted stock units may be subject to vesting conditions, including continued employment or achievement of performance criteria established by the Committee. Like restricted stock, restricted stock units generally may not be sold or otherwise transferred or hypothecated until vesting conditions are removed or expire. Unlike restricted stock, stock underlying restricted stock units will not be issued until the restricted stock units have vested, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

Performance awards may be granted under the 2025 Plan, which awards are subject to vesting and/or payment based on the attainment of specified performance goals. The Committee will determine the specific performance goals and criteria to be applied to determine vesting or payment of each award, and the time periods over which performance will be measured. Performance criteria on which a performance award will be based may include, but are not limited to, any one or more of the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The 2025 Plan also permits the Committee to provide for adjustments to the applicable performance goals. Depending on the performance criteria used to establish performance goals, performance goals may be expressed in terms of overall Company performance or the performance of a subsidiary, division, business unit or an individual.

Dividend equivalents are rights to receive the equivalent value (in cash or shares) of dividends paid on shares of Class A Common Stock. Dividend equivalents represent the value of the dividends per share of Class A Common Stock paid by us, calculated with reference to the number of shares that are subject to any award held by the participant.

Deferred stock represents a right to receive shares of Class A Common Stock at a specified time. Shares underlying a deferred stock award will not be issued until the deferred stock award has vested. Unless otherwise provided by the Committee, a participant awarded deferred stock shall have no rights as a Company stockholder with respect to such deferred stock until such time as the deferred stock has vested and the underlying shares have been issued.

Other stock-based awards are awards of shares of Class A Common Stock, or the right to purchase shares of Class A Common Stock or other awards valued wholly or partially by referring to, or otherwise based on, shares of Class A Common Stock. The Committee will determine the terms and conditions of other stock-based awards.

Adjustment to Awards

If there is any dividend or other distribution, recapitalization, stock split, merger, consolidation, spin-off, combination, exchange or other corporate event affecting the Class A Common Stock or the share price of the Class A Common Stock, the Committee may appropriately adjust the aggregate number and type of shares of Class A Common Stock subject to the 2025 Plan, the terms and conditions of any outstanding awards, and the grant or exercise price per share of outstanding awards.

In addition, in the event of any transaction or event described above or any unusual or nonrecurring transactions or events affecting the Company or the financial statements of the Company (including a change in control), or changes in applicable laws, regulations or accounting principles, the Committee may:

•
provide for the termination of any award in exchange for an amount of cash and/or other property equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights;
•
provide for the replacement of any award with other rights or property selected by the Committee in its sole discretion;
•
provide that any outstanding award cannot vest, be exercised, or become payable after such event;
•
provide that all awards shall be exercisable, payable, or fully vested as to all shares of Class A Common Stock covered thereby;
•
provide that any surviving corporation (or its parent or subsidiary) shall assume awards outstanding under the 2025 Plan or shall substitute similar awards for those outstanding under the 2025 Plan, with appropriate adjustment of the number and kind of shares and the prices of such awards; or
•
make adjustments (i) in the number and type of shares of Class A Common Stock (or other securities or property) subject to outstanding awards or shares of restricted stock or deferred stock, and (ii) to terms and conditions of outstanding awards and awards which make be granted in the future.

If there is a stock dividend, stock split, spin-off, or recapitalization through a large, nonrecurring cash dividend, then the Committee shall make proportionate adjustments (if any), as the Committee in its discretion may deem appropriate, to the number and type of securities subject to each outstanding award under the 2025 Plan, the exercise price or grant price of such outstanding award (if applicable), and to the aggregate number and kind of shares that may be issued under the 2025 Plan.

Effect of a Change in Control

In the event of a change in control, all awards shall become fully exercisable, and all forfeiture restrictions on such awards shall lapse, unless any surviving or acquiring entity assumes, converts, or replaces such awards.

Amendment and Termination

The Committee, subject to approval of the Board, may terminate, amend, or modify the 2025 Plan at any time; provided, however, that stockholder approval will be obtained for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, and to increase the number of shares of Class A Common Stock available under the 2025 Plan. The Committee may amend awards granted pursuant to the 2025 Plan to reduce the per share exercise price of such awards from the per share exercise price as of the date of grant, and the Committee may grant an award in exchange for, or in connection with, the cancellation or surrender of an award having a higher per share exercise price.

Assuming stockholder approval of the 2025 Plan, in no event may an award be granted pursuant to the 2025 Plan on or after the tenth anniversary of the earlier of (i) the date the Board adopted the 2025 Plan or (ii) the date the Company’s stockholders approved the 2025 Plan.

If the stockholders do not approve the 2025 Plan, it will not become effective, the 2007 Plan will continue in effect, and we may continue to grant awards under the 2007 Plan, subject to its terms, conditions and limitations, using the shares available for issuance thereunder.

Interests of Certain Persons in the 2025 Plan

In considering the recommendation of the Board with respect to the approval of the 2025 Plan, stockholders should be aware that, as discussed above, non-employee directors and executive officers are eligible to receive awards under the 2025 Plan. The Board recognizes that approval of this proposal may benefit our non-employee directors and executive officers and their successors.

Federal Income Tax Consequences

Non-Qualified Stock Options

For federal income tax purposes, if participants are granted non-qualified stock options under the 2025 Plan, participants will not have taxable income on the grant of the option, nor will the Company be entitled to any deduction. Generally, on exercise of non-qualified stock options, participants will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the Class A Common Stock on the date of exercise. The basis that participants have in shares of Class A Common Stock, for purposes of determining their gain or loss on subsequent disposition of such shares of Class A Common Stock generally, will be the fair market value of the shares of Class A Common Stock on the date the participants exercise their options. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options

There is no taxable income to participants when participants are granted an incentive stock option or when that option is exercised. However, the amount by which the fair market value of the shares of Class A Common Stock at the time of exercise exceeds the option price will be an “item of adjustment” for participants for purposes of the alternative minimum tax. Gain realized by participants on the sale of an incentive stock option is taxable at capital gains rates, and no tax deduction is available to the Company, unless participants dispose of the shares of Class A Common Stock within (i) two years after the date of grant of the option or (ii) within one year of the date the shares of Class A Common Stock were transferred to the participant. If the shares of Class A Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the option exercise price and the fair market value of the shares of Class A Common Stock on the date of the option’s exercise (or the date of sale, if less) will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent that participants must recognize ordinary income. If such a sale or disposition takes place in the year in which participants exercise their options, the income such participants recognize upon sale or disposition of the shares of Class A Common Stock will not be considered income for alternative minimum tax purposes.

Incentive stock options exercised more than three months after participants terminate employment, other than by reason of death or disability, will be taxed as a non-qualified stock option, and participants will have been deemed to have received income on the exercise taxable at ordinary income rates. The Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the participant.

The current federal income tax consequences of other awards authorized under the 2025 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as non-qualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to “covered employees” (as defined in Section 162(m) of the Code).

New Plan Benefits

The benefits or amounts that may be received or allocated to participants under the 2025 Plan are subject to the discretion of the Committee and are not currently determinable.

Recommendation of the Board of Directors:

The Board of Directors unanimously recommends a vote “FOR” proposal number 5.

EXECUTIVE OFFICERS

The executive officers of the Company as of the date of this Proxy Statement are listed below. We described each executive’s business experience under Proposal No. 1—Election of Directors, except Mr. Ornelas and Ms. Burrows Coleman whose experience is described below. All executive officers hold office until their successors are appointed.

Name	Age	Position
Caroline Beasley	62	Chair and Chief Executive Officer
Bruce G. Beasley	67	President and Director
Brian E. Beasley	65	Chief Operating Officer and Director
Chris Ornelas	56	General Counsel and Secretary
Lauren Burrows Coleman	41	Chief Financial Officer

Chris Ornelas, age 56, was appointed General Counsel of Beasley Broadcast Group, Inc. on February 1, 2020. Prior to joining Beasley, Mr. Ornelas spent nearly a decade serving as Chief Operating and Strategy Officer of the NAB, where he oversaw operations of and provided strategic guidance to NAB’s advocacy teams to address diverse legal and policy issues facing broadcasters. Mr. Ornelas also served as Chief Counsel on Communications and Technology Policy in former Senator Gordon Smith’s U.S. Senate Office, where he oversaw all matters relating to communications, media, entertainment, and technology before the Senate Commerce Committee. Mr. Ornelas’s career also includes nearly a decade in the Washington office of law firm Wilkinson Barker Knauer, LLP, where he represented broadcast clients on policy, regulatory and transactional matters before the Federal Communications Commission. He served on the board of directors for the Congressional Hispanic Caucus Institute from 2017 until 2019 and the Asian Pacific American Institute for Congressional Studies from 2014 until 2019. He currently serves on the board of directors of the Radio Music Licensing Committee and Executive Committee of the Board of Directors of the National Association of Broadcasters. Mr. Ornelas earned a Juris Doctorate degree from the American University Washington College of Law and a Bachelor of Arts in Rhetoric and Communications Studies from the University of Virginia.

Lauren Burrows Coleman, age 41, was appointed Chief Financial Officer at Beasley Media Group in November 2024. Prior to joining Beasley, Ms. Burrows Coleman held the position of Global Head of Strategic Corporate and Commercial Finance at Wayfair (NYSE: W), where she led a global team of 50 professionals across Financial Planning & Analysis, Commercial Finance, Capital Markets, Corporate Development, and Global Tax functions. Ms. Burrows Coleman has also held leadership roles at private equity firms WindSail Capital Group and Wind Point Partners, as well as GE Capital, where she managed equity and debt investments in diverse industries. Ms. Burrows Coleman began her professional journey as an investment banker in the Communications & Media group at Lehman Brothers. Ms. Burrows Coleman holds an MBA from Harvard Business School and an A.B. cum laude from Dartmouth College.

EXECUTIVE COMPENSATION

2024 SUMMARY COMPENSATION TABLE

The following table summarizes total compensation earned by each of our named executive officers, Caroline Beasley, Bruce G. Beasley and Brian E. Beasley, during 2023 and 2024.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)

Caroline Beasley	2024	1,230,973	289,500	283,500	36,021	(3)	1,839,994
Chief Executive Officer	2023	1,231,515	—	1,100,000	35,080		2,366,595

Bruce G. Beasley	2024	478,326	104,500	—	60,278	(3)	643,104
President	2023	558,789	—	270,000	58,222		887,011

Brian E. Beasley	2024	643,002	244,450	100,000	73,993	(3)	1,061,445
Chief Operating Officer	2023	619,912	—	405,000	70,833		1,095,745

(1)
The grant date fair value amounts in this column were calculated in accordance with FASB ASC Topic 718. The assumptions used in the calculation of these amounts are included in note 14 to the Company’s audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 26, 2025.
(2)
Amounts reported in the Non-Equity Incentive Plan Compensation column represent annual cash bonuses earned for 2023 and 2024, respectively.
(3)
Other compensation includes a car allowance of $12,000 per annum and reimbursement for the named executive officer’s portion of health, dental, vision, life insurance, and long-term and short-term disability insurance premiums.

Employment Agreements

In September 2021, the Company entered into an employment agreement with Caroline Beasley, effective as of July 1, 2021, pursuant to which she serves as Chief Executive Officer. Pursuant to this agreement, Ms. Beasley receives (i) an annual base salary of $1,250,000, subject to adjustment as determined by the Board of Directors, (ii) the opportunity to earn an annual bonus award targeted at 100% of her base pay and based on performance under the Company’s performance incentive plan, (iii) payments equal to the amount payable by her for coverage under the Company’s employee benefit plans, plus an additional amount equal to the taxes payable by her as a result of such payments, and (iv) a monthly car allowance of $1,000. On August 14, 2024, the employment agreement was renewed, and the term was extended for an additional three-year period which expires on July 1, 2027, and is subject to renewal for successive one-year periods upon mutual agreement of the Company and Ms. Beasley in writing. The Company could incur severance obligations under the terms of the employment agreement in the event that Ms. Beasley’s employment is terminated without cause or if she resigns for good reason, or upon her death or termination due to disability, as described in the section entitled “Termination or Change in Control Payments” below.

In August 2024, the Company entered into an amended and restated employment agreement with Bruce G. Beasley, effective as of August 14, 2024, pursuant to which he serves as President. Pursuant to this agreement, Mr. Bruce Beasley receives (i) an annual base salary of $400,000, subject to adjustment as determined by the Board of Directors, (ii) the opportunity to earn an annual bonus award in an amount determined by the Compensation Committee based on criteria established by the Compensation Committee , and (iii) payments equal to the amount payable by him for coverage under the Company’s employee benefit plans, premiums for Medicare supplemental insurance, plus an additional amount equal to the taxes payable by him as a result of such payments. The initial term of the employment agreement expires on July 1, 2027 and is subject to renewal for successive one-year periods upon mutual agreement of the Company and Mr. Bruce Beasley in writing. The Company could incur severance obligations under the terms of the employment agreement in the event that Mr. Bruce Beasley’s employment is terminated without cause or if he resigns for good reason, or upon his death or termination due to disability, as described in the section entitled “Termination or Change in Control Payments” below.

In September 2021, the Company entered into an employment agreement with Brian E. Beasley, effective as of July 1, 2021, pursuant to which he serves as Chief Operating Officer. Pursuant to this agreement, Mr. Brian Beasley receives (i) an annual base salary of $700,000, subject to adjustment as determined by the Board of Directors, (ii) the opportunity to earn an annual bonus award targeted at 75% of his base pay and based on performance under the Company’s performance incentive plan, (iii) payments equal to the amount payable by him for coverage under the Company’s employee benefit plans, plus an additional amount equal to the taxes payable by him as a result of such payments, and (iv) a monthly car allowance of $1,000. On August 14, 2024, the employment agreement was renewed, and the term was extended for an additional three-year period which expires on July 1, 2027, and is subject to renewal for successive one-year periods upon mutual agreement of the Company and Mr. Brian Beasley in writing. The Company could incur severance obligations under the terms of the employment agreement in the event that Mr. Brian Beasley’s employment is terminated without cause or if he resigns for good reason, or upon his death or termination due to disability, as described in the section entitled “Termination or Change in Control Payments” below.

Each of the employment agreements also contains a confidentiality provision and non-competition covenant that applies for one year following termination of employment, except that if a named executive officer is terminated by the Company other than for cause or resigns employment for good reason, then the non-competition period will end on the earliest of one year following termination of employment, the date the executive waives any right to receive severance payments under the employment agreement or the date of termination if the executive is not entitled to receive any severance payments in connection with the employment termination.

Executive Compensation

Our executive compensation program consists primarily of base salary, which is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities, and two forms of incentive compensation, annual cash bonuses and equity awards. The annual cash bonus component is typically designed to convey an immediate recognition of services performed by the recipient, while the equity component is tied to vesting requirements and is designed not only to compensate but also to motivate and retain the recipient over the vesting period.

All of our named executive officers receive an annual base salary and are eligible to receive annual cash bonuses under our Performance Incentive Plan and equity-based awards under our 2007 Equity Incentive Award Plan.

2024 Base Salaries

Our named executive officers receive a base salary to compensate them for services rendered to our Company. The base salaries of our named executive officers are reviewed from time to time and adjusted when our Board of Directors or Compensation Committee determines an adjustment is appropriate.

2024 Cash Bonuses

Annual cash bonus awards are determined based upon our Company’s achievement against a pre-established financial performance metric and the Compensation Committee’s subjective assessment of performance. Target bonus award levels are set for each of Ms. Beasley and Mr. Brian Beasley, and awards may be earned above or below the target level based on the total performance assessment, as determined by our Compensation Committee, although no pre-set formulas are established for this purpose. Subjective performance factors that are considered from time to time include station ratings, acquisition and divestiture activity, the Company’s ability to manage extraordinary events and market conditions and the Company’s overall performance relative to other similarly situated radio companies. For 2024, the target bonus award levels for Ms. Caroline Beasley and Mr. Brian Beasley were $1,250,000, and $525,000, respectively. The amount of the cash bonus, if any, for Mr. Bruce Beasley was determined by the Compensation Committee based on criteria established by the Compensation Committee in its sole discretion.

In 2024, our Compensation Committee assessed the Company’s achievement against financial performance metrics, and generally determined on a subjective basis that performance satisfied expectations for the year. In making its subjective determination of performance, our Compensation Committee took into account our overall financial and operational performance for the year, including successfully navigating through the operating challenges presented by the continued slow recovery of the US economy after the COVID-19 pandemic. Despite the extraordinary efforts from our named executive officers throughout 2024, our named executive officers were awarded below target annual bonuses for the year. The actual cash bonuses earned by our named executive officers for 2024 are as set forth in the 2024 Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”

2024 Equity Awards

In August 2024, Caroline Beasley was granted 7,500 restricted stock units, Bruce G. Beasley was granted 2,500 restricted stock units, and Brian E. Beasley was granted 6,250 restricted stock units that vested on the date of grant. In addition, in August 2024, Caroline Beasley was granted 15,000 restricted stock units, Bruce G. Beasley was granted 5,625 restricted stock units, and Brian E. Beasley was granted 12,750 restricted stock units. The restricted stock units vest in equal installments on each of July 1, 2025, 2026 and 2027, subject to the executive’s continued employment on each vesting date and accelerated vesting upon a qualifying termination of employment, as described below under “Termination or Change in Control Payments.”

Retirement Plans

We have a Section 401(k) Savings/Retirement Plan (the “401(k) Plan”) that covers eligible employees of the Company and any designated affiliate, including our named executive officers. The 401(k) Plan permits employees to defer up to 100% of their annual compensation, subject to certain limitations imposed by the Internal Revenue Code of 1986, as amended. The employees’ elective deferrals are immediately vested and non-forfeitable upon contribution to the 401(k) Plan. All employees of the Company are eligible to participate in the 401(k) Plan at any time after their date of hire.

2024 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table summarizes equity awards outstanding as of December 31, 2024 for each of the named executive officers.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Caroline Beasley	15,000	(1)	$141,150
Bruce G. Beasley	5,625	(1)	$52,931
Brian E. Beasley	12,750	(1)	$119,978

(1)
The restricted stock units vest on each of June 30, 2025, 2026 and 2027, subject to the executive’s continued employment on the vesting date and accelerated vesting of a pro-rata portion of the restricted stock units in the event of the executive’s termination due to the executive’s death or disability.
(2)
Market value was determined by multiplying the number of restricted stock units that have not vested by the closing stock price of $9.41 on December 31, 2024.

TERMINATION OR CHANGE IN CONTROL PAYMENTS

Potential Termination Payments

Each of our named executive officers entered into an employment agreement with us, as described in more detail above under the section entitled “Employment Agreements.” The employment agreements provide that in the event of a termination of the named executive officer by us without “cause,” a resignation by the named executive officer for “good reason,” or termination of the named executive officer due to death or disability, the terminated executive (or, in the case of death, the executive’s estate or legal representative) will be entitled to receive (i) continued payment of the executive’s base salary and the amount payable by the executive for coverage under the Company’s employee benefit plans (including premiums for Medicare supplemental insurance for Mr. Bruce Beasley), plus an additional amount equal to the taxes payable by the executive as a result of such benefit plan payments through July 1, 2027, or for one year following termination, whichever is greater, (ii) a lump sum payment equal to $1,250,000 for Ms. Caroline Beasley, $600,000 for Mr. Bruce Beasley and for Mr. Brian Beasley, his annual base salary (computed in accordance with the terms of the employment agreement), or the highest annual bonus paid to the executive over the preceding three-year period, whichever is greater, (iii) payment (without duplication to the amounts described in clause (i)) for benefit coverage pursuant to COBRA for the executive and the executive’s eligible dependents for up to 18 months following termination, and (iv) accelerated vesting of all of the executive’s outstanding equity awards; provided, that, if such termination occurs in connection with or within two years following a change in control, then, if higher than the amounts set forth in clauses (i) and (ii) above, the executive will be entitled to receive, in lieu of such amounts set forth in clauses (i) and (ii) above, a severance payment equal to two times the sum of the executive’s base salary (or $1,200,000 for Mr. Bruce Beasley) and the highest annual bonus paid to the executive during the preceding three-year period, which amount shall be paid in a lump sum to the extent a lump sum payment does not result in the imposition of an excise tax under Section 409A of the Internal Revenue Code of 1986, as amended.

Under the employment agreements, “cause” means the executive’s (i) fraud, theft, embezzlement or proven gross negligence in connection with performing the executive’s duties and responsibilities, (ii) conviction of a felony or a crime involving moral turpitude, or (iii) breach of any material provision of the employment agreement, including, without limitation, the restrictive covenants contained therein, subject to an opportunity for notice and cure. Under the employment agreements, “good reason” means the occurrence of any of the following events without the prior written consent of the executive, subject, in each case, to an opportunity for notice and cure, (i) the Company’s failure to make payment or provide benefits to the executive under the employment agreement, (ii) a material diminution in the executive’s base salary, payments for benefit coverage and payments for taxes payable by the executive as a result of such benefit payments, (iii) a material diminution in the executive’s authority, duties or responsibilities, (iv) a material diminution in the budget over which the executive retains authority, (v) a material change in the geographic location at which the executive must perform services under the employment agreement, (vi) any other action or inaction that constitutes a material breach by the Company of the employment agreement, or (vii) a change in control.

Receipt of the severance payments and benefits under each employment agreement is subject to the executive (or the executive’s estate or legal representative) executing a release of claims in our favor.

PAY VERSUS PERFORMANCE

In accordance with the SEC’s disclosure requirements regarding pay versus performance, this section presents the SEC-defined “Compensation Actually Paid,” or CAP. Also required by the SEC, this section compares CAP to various measures used to gauge our performance. CAP is a supplemental measure to be viewed alongside performance measures as an addition to the philosophy and strategy of compensation-setting discussed elsewhere in this Proxy Statement, not in replacement.

Pay Versus Performance Table

The following table sets forth information concerning the compensation of our named executive officers for each of the fiscal years ended December 31, 2022, 2023 and 2024, and our financial performance for each such fiscal year:

					Value of Initial Fixed $100 Investment Based on:

Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(1)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)	Total Shareholder Return ($)	Net Loss ($)
2024	1,550,494	1,652,294	677,800	736,258	31.58	(5,887,258)
2023	2,366,595	2,368,595	991,378	992,778	59.06	(75,120,138)
2022	2,203,975	2,073,975	966,610	875,610	61.74	(42,057,430)

(1)
Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2024	Caroline Beasley	Bruce Beasley and Brian Beasley
2023	Caroline Beasley	Bruce Beasley and Brian Beasley
2022	Caroline Beasley	Bruce Beasley and Brian Beasley

Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

	2024
Adjustments	PEO	Average Non- PEO NEOs
Deduction for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table for Applicable FY
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	$(122,850)	$(75,246)
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	$(12,500)	$(8,750)
TOTAL ADJUSTMENTS	$(135,350)	$(83,996)

Relationship Between Financial Performance Measures

The graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative TSR, and (ii) our net income, in each case, for the fiscal years ended December 31, 2022, 2023 and 2024.

TSR amounts reported in the graph assume an initial fixed investment of $100.

Compensation Actually Paid versus Total Shareholder Return
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Compensation Actually Paid
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
Total Shareholder Return
FY 2022
FY 2023
FY 2024
PEO Compensation Actually Paid
Non-PEO NEO Average Compensation Actually Paid
Cumulative TSR

Compensation Actually Paid versus Net Income
Compensation Actually Paid
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Net Income
$0
($10,000,000)
($20,000,000)
($30,000,000)
($40,000,000)
($50,000,000)
($60,000,000)
($70,000,000)
($80,000,000)
FY 2022
FY 2023
FY 2024
PEO Compensation Actually Paid
Non-PEO NEO Average Compensation Actually Paid
Net Income

2024 DIRECTOR COMPENSATION

The Company’s non-employee directors receive fixed annual fees for their services on the Board of Directors, including fees for service on the Audit, Compensation, and Governance Committees.

The following table summarizes total compensation earned by each non-employee director during 2024.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Peter A. Bordes, Jr.	$65,000	$25,000	$90,000
Michael J. Fiorile	$112,500	$50,000	$162,500
Leslie V. Godridge	$80,000	$50,000	$130,000
Gordon H. Smith	$80,000	$50,000	$130,000
Charles M. Warfield, Jr.	$95,000	$50,000	$145,000

(1)
Non-employee members of the Board of Directors receive an annual retainer of $65,000. In addition, Mr. Fiorile, who is the lead director, also receives an annual fee of $17,500 for such service. In addition, the chair of the Audit Committee (Ms. Godridge), the chair of the Compensation Committee (Mr. Fiorile), and the chair of the Governance Committee (Mr. Warfield) each receives an annual fee of $15,000 for such service. Mr. Fiorile, who is a member of both the Audit Committee and the Governance Committee, also receives an annual fee of $15,000 for such service. Mr. Smith, who is a member of both the Compensation Committee and the Governance Committee, also receives an annual fee of $15,000 for such service. Mr. Warfield, who is a member of both the Audit Committee and the Compensation Committee, also receives an annual fee of $15,000 for such service. Employee members of the Board of Directors, including our named executive officers, receive no additional compensation for their services provided as a director.

(2)
On May 29, 2024, Messrs. Fiorile, Smith, Warfield, and Ms. Godridge each received 3,788 restricted stock units with a grant date fair value of $50,000 that vested on December 31, 2024. On May 29, 2024, Mr. Bordes received 1,894 restricted stock units with a grant date fair value of $25,000 that vested on December 31, 2024. Prior to vesting, restricted stock units did not have voting rights or receive dividends. None of our non-employee directors held any outstanding options or unvested stock awards as of December 31, 2024.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of April 28, 2025 by:

•
Each person who is known by the Company to own beneficially more than 5% of our Class A Common Stock or Class B Common Stock;
•
Each of the Company’s directors;
•
Each of the named executive officers; and
•
All executive officers and directors as a group.

Beneficial ownership of shares is determined under the rules of the SEC, and generally includes any shares over which a person exercises sole or shared voting or investment power. Each stockholder possesses sole voting and investment power with respect to the shares listed, unless otherwise noted. Shares of Class B Common Stock are convertible into shares of Class A Common Stock on a one-for-one basis at the option of the holder at any time and are all deemed outstanding for calculating the percentage of outstanding shares of the person holding those shares of Class B Common Stock but are not deemed outstanding for calculating the percentage of any other person. Shares of Class A Common Stock subject to options currently exercisable or exercisable within 60 days of April 28, 2025 are deemed outstanding for calculating the percentage of outstanding shares of the person holding those options but are not deemed outstanding for calculating the percentage of any other person. Restricted shares of Class A Common Stock that are currently vested or that will be vested within 60 days (but no other shares of restricted common stock) are deemed outstanding for calculating the percentage of outstanding shares of the person holding those shares of restricted stock. All restricted shares of Class A Common Stock currently outstanding, whether or not vested, are deemed outstanding for calculating the aggregate number of shares outstanding. The address of each beneficial owner, unless stated otherwise, is c/o Beasley Broadcast Group, 3033 Riviera Drive, Suite 200, Naples, Florida 34103.

	Common Stock
	Class A (1)			Class B
Name and Address of Beneficial Owner	Number of Shares		Percent of Class	Number of Shares		Percent of Class	Percent of Total Economic Interest (2)	Percent of Total Voting Power (3)
Caroline Beasley	30,886	(4)	3.2%	58,586	(5)	7.0%	5.0%	6.6%
Bruce G. Beasley	23,155	(6)	2.4	58,586	(7)	7.0	4.6	6.6
Brian E. Beasley	25,025	(8)	2.6	53,539	(9)	6.4	4.4	6.0
Peter A. Bordes, Jr.	30,116	(10)	3.1	—		—	1.7	*
Michael J. Fiorile	10,475		1.1	—		—	*	*
Leslie V. Godridge	9,694		1.0	—		—	*	*
Gordon H. Smith	7,972		*	—		—	*	*
Charles M. Warfield	9,080		*	—		—	*	*
Entities affiliated with the Beasley family	112,855	(11)	11.8	511,320	(12)	61.4	34.8	56.2
GAMCO Investors, Inc.	80,416	(13)	8.4	—		—	4.5	*
Bradley C. Beasley	7,935	(14)	*	60,148	(15)	7.2	3.8	6.6
Robert E. Beasley	826	(16)	*	40,749	(17)	4.9	2.3	4.4
Stephen F. Lappert	47,934	(18)	5.0	—		—	2.7	*
All directors and executive officers as a group (10 persons)	264,153		27.5%	682,031		81.9%	52.8%	76.2%

*Less than one percent.

(1)
For the purpose of calculating the percentage of Class A Common Stock held by each stockholder, the total number of shares of Class A Common Stock outstanding does not include the shares of Class A Common Stock issuable upon conversion of the outstanding shares of Class B Common Stock.
(2)
The percent of total economic interest for each beneficial owner is based on the number of shares beneficially owned of Class A Common Stock plus the number of shares beneficially owned of Class B Common Stock divided by the sum of (i) 960,059 shares of Class A Common Stock outstanding; (ii) 833,137 shares of Class B Common Stock outstanding; and (iii) if applicable, the number of shares of Class A Common Stock issuable upon exercise of options held by such person that are currently exercisable or will be exercisable before May 30, 2025.
(3)
The percent of total voting power for each beneficial owner is based on the number of shares beneficially owned of Class A Common Stock, which carry one vote per share, plus the number of shares beneficially owned of Class B Common Stock, which carry ten votes per share, multiplied by ten, divided by the sum of (i) 960,059 shares of Class A Common Stock outstanding; (ii) 833,137 shares of Class B Common Stock outstanding multiplied by ten to reflect the ten votes per share for Class B Common Stock; and (iii) if applicable, the number of Class A Common Stock issuable upon exercise of options held by such person that are currently exercisable or will be exercisable before May 30, 2025.
(4)
Includes (i) 30,790 shares held by the beneficial owner; and (ii) 96 shares held by the George G. Beasley Trust f/b/o Barbara Caroline Beasley u/a/d 6/2/21.
(5)
Includes (i) 27,664 shares held by the Barbara Caroline Beasley Revocable Trust dated April 14, 1998; (ii) 24,788 shares held by the George G. Beasley Trust f/b/o Barbara Caroline Beasley u/a/d 12/9/08; and (iii) 6,134 shares held by the George G. Beasley Trust f/b/o Barbara Caroline Beasley u/a/d 6/2/21.
(6)
Includes (i) 23,059 shares held by the beneficial owner; and (ii) 96 shares held by the George G. Beasley Trust f/b/o Bruce G. Beasley u/a/d 6/2/21.
(7)
Includes (i) 27,664 shares held by the Bruce G. Beasley Revocable Trust dated June 19, 2006; (ii) 24,788 shares held by the George G. Beasley Trust f/b/o Bruce G. Beasley u/a/d 12/9/08; and (iii) 6,134 shares held by the George G. Beasley Trust f/b/o Bruce G. Beasley u/a/d 6/2/21.
(8)
Includes (i) 24,249 shares held by the beneficial owner; (ii) 96 shares held by the George G. Beasley Trust f/b/o Brian E. Beasley u/a/d 6/2/21; and (iii) 680 shares held by the beneficial owner’s children.
(9)
Includes (i) 9,827 shares held by the Brian E. Beasley Revocable Trust dated June 17, 2003; (ii) 37,578 shares held by the George G. Beasley Trust f/b/o Brian E. Beasley u/a/d 12/9/08; and (iii) 6,134 shares held by the George G. Beasley Trust f/b/o Brian E. Beasley u/a/d 6/2/21.
(10)
Includes (i) 5,628 shares of Class A Common Stock owned of record by Mr. Bordes; and (ii) 24,488 shares of Class A Common Stock owned of record by the Peter A. Bordes, Jr. 2009 Gift Trust (the “Gift Trust”), of which Mr. Bordes is co-trustee.
(11)
Includes: (i) 56,864 shares of Class A Common Stock held of record by Beasley Family Towers, LLC; (ii) 53,580 shares of Class A Common Stock held of record by GGB Family Limited Partnership; (iii) 2,387 shares of Class A Common Stock held of record by GGB II Family Limited Partnership; and (iv) 24 shares of Class A Common Stock held of record by GGB Family Enterprises, Inc. GGB Family Enterprises, Inc. is the general partner of each of GGB Family Limited Partnership and GGB II Family Limited Partnership. GGB Family Enterprises, Inc. is controlled by five trusts that are in turn controlled by Ms. Caroline Beasley, Mr. Bruce G. Beasley, Mr. Brian E. Beasley, Mr. Bradley C. Beasley and Dr. Robert E. Beasley. Each of them disclaims beneficial ownership of the securities held of record by Beasley Family Towers, LLC, GGB Family Enterprises, Inc, GGB Family Limited Partnership, and GGB II Family Limited Partnership.
(12)
Includes (i) 16,609 shares of Class B Common Stock held of record by GGB Family Limited Partnership; and (ii) 494,711 shares of Class B Common Stock held of record by GGB II Family Limited Partnership. GGB Family Enterprises, Inc. is the general partner of each of GGB Family Limited Partnership and GGB II Family Limited Partnership. GGB Family Enterprises, Inc. is controlled by five trusts that are in turn controlled by Ms.

Caroline Beasley, Mr. Bruce G. Beasley, Mr. Brian E. Beasley, Mr. Bradley C. Beasley and Dr. Robert E. Beasley. Each of them disclaims beneficial ownership of the securities held of record by Beasley Family Towers, LLC, GGB Family Enterprises, Inc, GGB Family Limited Partnership, and GGB II Family Limited Partnership.
(13)
Includes (i) 24,000 shares held by Gabelli Funds, LLC; (ii) 54,316 shares held by GAMCO Asset Management, Inc.; and (iii) 2,100 shares held by Teton Advisors, Inc. The information presented is based on a Schedule 13D/A filed with the SEC on March 7, 2025 by GAMCO Investors, Inc. The business address for GAMCO Investors, Inc. is One Corporate Center, Rye, NY 10580.
(14)
Includes (i) 3,923 shares held by the beneficial owner; (ii) 3,211 shares held by the Bradley C. Beasley Revocable Trust dated July 13, 1999; (iii) 96 shares held by the George G. Beasley Trust f/b/o Bradley C. Beasley u/a/d 6/2/21 and (iv) 705 shares held by the beneficial owner’s children.
(15)
Includes (i) 29,226 shares held by the Bradley C. Beasley Revocable Trust dated July 13, 1999; (ii) 24,788 shares held by the George G. Beasley Trust f/b/o Bradley C. Beasley u/a/d 12/9/08; and (iii) 6,134 shares held by the George G. Beasley Trust f/b/o Bradley C. Beasley u/a/d 6/2/21.
(16)
Includes (i) 96 shares held by the George G. Beasley Trust f/b/o Robert E. Beasley u/a/d 6/2/21; and (ii) 730 shares held by the beneficial owner’s children.
(17)
Includes (i) 29,226 shares held by the Robert E. Beasley Revocable Trust dated August 20, 2004 and (ii) 24,788 shares held by the George G. Beasley Trust f/b/o Robert E. Beasley u/a/d 12/9/08; and (iii) 6,134 shares held by the George G. Beasley Trust f/b/o Robert E. Beasley u/a/d 6/02/21.
(18)
Includes (i) 24,488 shares of Class A Common Stock owned of record by the Gift Trust; and (ii) an aggregate of 23,446 shares of Class A Common Stock owned of record by two Grantor Retained Annuity Trusts (“GRATs”) in the name of Lee Bordes (the “Lee Bordes GRATs”), of which Ms. Bordes is co-trustee. Mr. Lappert is co-trustee of the Gift Trust and each of the Lee Bordes GRATs. The business address for each of Stephen F. Lappert, the Lee Bordes GRATs and the Gift Trust is c/o Carter Ledyard & Millburn LLP, Two Wall Street, New York, NY 10005. The information presented is based on a Schedule 13D/A filed by them with the SEC on July 30, 2018.

Equity Compensation Plan Information

The following table sets forth certain information with respect to our equity compensation plans as of December 31, 2024.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved By Security Holders	—	—	48,838
Equity Compensation Plans Not Approved By Security Holders	—	—	—
Total	—		48,838

AUDIT COMMITTEE REPORT

To the Board of Directors:

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2024.

We have discussed with the independent auditors, Crowe LLP, the matters required to be discussed pursuant to applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

We have received and reviewed the written disclosures and the letter from Crowe LLP required by the applicable requirements of the PCAOB regarding Crowe LLP’s communications with us concerning independence and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

Leslie V. Godridge, Chair
Michael J. Fiorile
Charles M. Warfield, Jr.

The material in this report is being furnished and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall the material in this section be deemed to be “soliciting material” or incorporated by reference in any registration statement or other document filed with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

Review and Approval of Related Party Transactions. In 2007, the Board of Directors adopted the Company’s Related Party Transaction Policy (the “Policy”). The written Policy applies to any transaction, or series of transactions in which the Company, its subsidiaries or affiliates is or will be a participant, the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year, and in which any related party has or will have a direct or indirect interest. A related party for purposes of the policy includes:

•
any Company executive officer, director or nominee for election as a director;
•
an owner of 5% or more of Company stock; and
•
any immediate family member of any person listed above.

Under the Policy, the Audit Committee of the Board of Directors reviews the facts relating to all related party transactions and either approves or disapproves the Company’s entry into the transaction. If advance Audit Committee approval of a transaction is not feasible, then the Audit Committee will consider the transaction and, if it determines the transaction to be appropriate, will ratify the transaction at the Committee’s next regularly scheduled meeting.

As adopted, the Policy has standing pre-approvals for transactions that meet specific criteria or are not considered related person transactions by the SEC. Pre-approved transactions include:

•
any transaction with another company where the related party’s only relationship with such other company is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that other company’s shares;

•
any charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university at which a related party’s only relationship is as an employee (other than an executive officer) or a director, if the aggregate amount involved does not exceed the lesser of $100,000, or two percent of the charitable organization’s total annual receipts;
•
any transaction where the related party’s interest arises solely from the ownership of the Company’s Common Stock and all holders of the Company’s common stock received the same benefit on a pro rata basis (e.g., dividends); and
•
any transaction involving a related party where the rates or charges involved are determined by competitive bids.

During 2023 and 2024, the Company engaged in several transactions in which our executive officers and other members of the Beasley family were participants. These transactions are described below. While the Policy had not been adopted at the time certain of these transactions and arrangements were entered into or commenced, each has been subsequently ratified by the Audit Committee pursuant to the Policy.

Beasley Broadcasting Management, LLC

The Company leases its principal executive offices in Naples, FL from Beasley Broadcasting Management, LLC, which is held by a trust for the benefit of Caroline Beasley, Bruce G. Beasley, Brian E. Beasley and other members of the Beasley family. The lease agreement expires on December 31, 2031. Rental expense was $0.3 million for each of the years ended December 31, 2023 and 2024.

Beasley Family Properties, LLC

The Company leases office space for its stations in Fort Myers, FL from Beasley Family Properties, LLC, which is held by a trust for the benefit of Caroline Beasley, Bruce G. Beasley, Brian E. Beasley, and other members of the Beasley family. The lease agreement expires on August 31, 2029. Rental expense was $0.2 million for each of the years ended December 31, 2023 and 2024.

Beasley Family Towers, LLC

The Company leased towers for 19 stations in various markets from Beasley Family Towers, LLC (“BFT”), which is partially held by a trust for the benefit of Caroline Beasley, Bruce G. Beasley, Brian E. Beasley and other members of the Beasley family and partially owned directly by Caroline Beasley, Bruce G. Beasley, Brian E. Beasley and other members of the Beasley family. During the fourth quarter of 2023, BFT sold 18 of the towers to an unrelated third party. As a result, the leases are no longer considered related party transactions. During the second quarter of 2024, the remaining lease agreement was terminated. Rental expense was $0.8 million and approximately $16,000 for the years ended December 31, 2023 and 2024, respectively.

The Company leases office space for its stations in Fayetteville, NC from BFT. The lease agreement expires on August 31, 2030. Rental expense was $0.1 million for each of the years ended December 31, 2023 and 2024.

On October 8, 2024, the Company entered into a Common Stock purchase agreement for the issuance and sale of 56,864 shares of Class A Common Stock of the Company to Beasley Family Towers, LLC at an offering price of approximately $12.31 per share, for gross proceeds of $700,000. The Company used the net proceeds to fund a portion of the cash payment made to the exchanging holders in an exchange offer by Beasley Mezzanine Holdings, LLC, which expired October 7, 2024, and for other corporate purposes.

On December 25, 2024, the 12-month silent period for WAEC-AM in Atlanta, GA expired and the FCC license was terminated. The Company sold the remaining transmitter equipment to Beasley Family Towers, LLC for $0.1 million.

GGB Augusta, LLC

The Company leases land for its stations in Augusta, GA from GGB Augusta, LLC, which is held by a trust for the benefit of Caroline Beasley, Bruce G. Beasley, Brian E. Beasley and other members of the Beasley family. The lease agreement expires on October 31, 2028. Rental expense was approximately $52,000 and $53,000 for the years ended December 31, 2023 and 2024, respectively.

GGB Las Vegas, LLC

The Company leases office space for its stations in Las Vegas, NV from GGB Las Vegas, LLC, which is controlled by members of the Beasley family. The lease agreement expires on December 31, 2028. Rental expense was $0.2 million for each of the years ended December 31, 2023 and 2024.

Wintersrun Communications, LLC

The Company leased a tower for one station in Charlotte, NC from Wintersrun Communications, LLC (“Wintersrun”), which is partially held by a trust for the benefit of Caroline Beasley, Bruce G. Beasley, Brian E. Beasley and other members of the Beasley family and partially owned directly by Bruce G. Beasley and Brian E. Beasley. During the fourth quarter of 2023, Wintersrun sold the tower to an unrelated third party. As a result, the lease is no longer considered a related party transaction. Rental expense was $0.1 million for each of the years ended December 31, 2023 and 2024.

The Company leases a tower for one station in Augusta, GA from Wintersrun. The lease agreement expires on October 15, 2025. Rental expense was approximately $31,000 for each of the years ended December 31, 2023 and 2024.

Quu, Inc.

The Company currently holds an investment in Quu, Inc. (“Quu”), a company that provides the Company with access to an application for digital revenue. Payments to Quu for access to the application were $0.4 million and $0.5 million for the years ended December 31, 2023 and 2024, respectively.

Loan to Interactive Life, Inc.

In May 2022, the Company provided a $250,000 loan to Interactive Life, Inc. that accrues interest at 8.625% per annum until the loan’s maturity in May 2025. Interactive Life, Inc. is controlled by Mr. Joseph Harb. The Company currently holds an investment in Quu, Inc., a company that is controlled by Mr. Harb. Repayment of the loan to Interactive Life, Inc. is guaranteed by Mr. Harb with 3,333,334 shares of Class A common stock of Quu, Inc.

Employees

The compensation of Caroline Beasley, Bruce G. Beasley and Brian E. Beasley is discussed above in “Executive Compensation.” Bradley C. Beasley, brother of Caroline Beasley, Bruce G. Beasley and Brian E. Beasley, is currently employed by the Company and was paid $401,623 and $371,207 in 2023 and 2024, respectively. The amounts paid include a base salary and performance-based cash bonuses. Adam Lurie, son-in-law of Bruce G. Beasley, is currently employed by the Company and was paid $351,644 and $346,275 in 2023 and 2024, respectively. The amounts paid include a base salary, commissions and performance-based cash bonuses. Ilana Goldstein, daughter of Caroline Beasley, is currently employed by the Company and was paid $148,385 in 2024. The amounts paid include a base salary and performance-based cash bonuses. Ryan Beasley, son of Bruce G. Beasley, is currently employed by the Company and was paid $143,176 and $146,378 in 2023 and 2024, respectively. The amounts paid include a base salary, commissions and performance-based cash bonuses.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders who own more than ten percent of a registered class of the Company’s stock to file reports of ownership and changes in ownership of Company equity securities with the SEC. Directors, executive officers and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of such reports and upon written representations from each of the Company’s officers and directors, the Company believes that, for the year ended December 31, 2024, all Section 16(a) filing requirements applicable to the Company’s directors, executive officers and greater than ten percent stockholders were complied with on a timely basis, except that Mr. Brian Beasley did not timely file one Form 4 to report an acquisition transaction. This transaction was reported with the filing of a Form 4 on November 20, 2024.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a Code of Business Conduct and Ethics (the “Code”) applicable to all of its directors and employees, including its principal executive officer and principal financial and accounting officer, which is a “code of ethics” as defined by applicable rules of the SEC. The Code is available on the Company’s website at www.bbgi.com/corporate-governance. A copy may also be obtained upon request from the Secretary of the Company at Beasley Broadcast Group, Inc., 3033 Riviera Drive, Suite 200, Naples, Florida 34103. If the Company makes any amendments to the Code other than technical, administrative, or other non-substantive amendments, or grants any waivers, including implicit waivers, from a provision of the Code that applies to the Company’s principal executive officer or principal financial and accounting officer and relates to an element of the SEC’s “code of ethics” definition, the Company will disclose the nature of the amendment or waiver, its effective date and to whom it applies on its website at www.bbgi.com.

HEDGING POLICY

INSIDER TRADING POLICY

We have adopted an Insider Trading Policy that governs the purchase, sale, and/or other dispositions of our securities by directors, officers and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations and NASDAQ listing standards.

STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

To be considered for presentation in the Company’s Proxy Statement related to the Annual Meeting of Stockholders to be held in 2026, a stockholder proposal must be received by Chris Ornelas, Secretary, Beasley Broadcast Group, Inc., 3033 Riviera Drive, Suite 200, Naples, Florida 34103 no later than December 31, 2025. In addition, all such proposals must comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials.

For proposals submitted outside of Rule 14a-8, notice must be received by Chris Ornelas, Secretary, Beasley Broadcast Group, Inc., 3033 Riviera Drive, Suite 200, Naples, Florida 34103 no later than March 16, 2026. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act.

In connection with our solicitation of proxies for our 2026 annual meeting of stockholders, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies properly processed will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be properly processed and that your shares be represented. Stockholders are urged to promptly submit their proxies by telephone or via the Internet by following the instructions on the Notice of Availability of Proxy Materials.

This Proxy Statement and our 2024 Annual Report to Stockholders are available, beginning April 30, 2025, at our website www.bbgi.com. You may also access our Proxy Statement and 2024 Annual Report to Stockholders at www.proxydocs.com/BBGI. Stockholders may obtain, free of charge, a copy of our Proxy Statement or our 2024 Annual Report to Stockholders by writing to Beasley Broadcast Group, Inc., Attn: Investor Relations, 3033 Riviera Drive, Suite 200, Naples, Florida 34103. Please note that the information contained on our website is not incorporated by reference in, or considered to be part of, this Proxy Statement.

By Order of the Board of Directors

Chris Ornelas,
General Counsel and Secretary

Dated: April 29, 2025

Naples, Florida

APPENDIX A

BEASLEY BROADCAST GROUP, INC.

2025 EQUITY INCENTIVE AWARD PLAN

1.

PURPOSE

The purpose of the Beasley Broadcast Group, Inc. 2025 Equity Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Beasley Broadcast Group, Inc. (the “Company”) by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1.
“Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, or an Other Stock-Based Award granted to a Participant pursuant to the Plan.
2.2.
“Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.
2.3.
“Board” means the Board of Directors of the Company.
2.4.
“Change in Control” means and includes each of the following:
2.4.1.
A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
2.4.2.
During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) or Section 2.4(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
2.4.3.
The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
2.4.3.1.1.1.1.1.
Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
2.4.3.1.1.1.1.2.
After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b) or (c) with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A of the Code.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in the Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.5.
“Code” means the Internal Revenue Code of 1986, as amended.
2.6.
“Committee” means the committee of the Board described in Article 11.
2.7.
“Consultant” means any consultant or adviser if:
2.7.1.
The consultant or adviser renders bona fide services to the Company or any Parent or Subsidiary;
2.7.2.
The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the securities of the Company or of any Parent or Subsidiary; and
2.7.3.
The consultant or adviser is a natural person.
2.8.
“Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.
2.9.
“Disability” means “disability,” as such term is defined in Section 22(e)(3) of the Code.

2.10.
“Dividend Equivalents” means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.
2.11.
“Effective Date” shall have the meaning set forth in Section 12.1.
2.12.
“Eligible Individual” means any person who is an Employee, a Consultant or a member of the Board, as determined by the Committee.
2.13.
“Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any Parent or Subsidiary.
2.14.
“Equity Restructuring” means a non-reciprocal transaction, as determined by the Committee, between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Stock (or other securities of the Company) or the share price of Stock (or other securities) and causes a change in the per share value of the Stock underlying outstanding Awards.
2.15.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.16.
“Fair Market Value” means, as of any given date, the fair market value of a share of Stock on the date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a share of Stock as of any date shall be the closing sales price for a share of Stock as reported on the NASDAQ National Market (or on any national securities exchange on which the Stock is then listed) for the date or, if no such prices are reported for that date, the average of the high and low trading prices on the next preceding date for which such prices were reported.
2.17.
“Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.
2.18.
“Independent Director” means a member of the Board who is not an Employee of the Company or of any Parent or Subsidiary.
2.19.
“Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.
2.20.
“Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.
2.21.
“Other Stock-Based Award” means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.6 of the Plan.
2.22.
“Parent” means any “parent corporation”, as defined in Section 424(e) of the Code and any applicable regulations promulgated thereunder, of the Company or any other entity which beneficially owns, directly or indirectly, a majority of the outstanding voting stock or voting power of the Company.
2.23.
“Participant” means any Eligible Individual who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.
2.24.
“Performance Award” means a right granted to a Participant pursuant to Article 8, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.25.
“Performance Criteria” means the criteria (and adjustments) that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals may include, but are not limited to, the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share of Stock, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.
2.26.
“Performance Goals” means, for a Performance Period, the goals established by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee may, in its sole discretion, provide that one or more adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments; (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges or other non-cash charges; (xviii) items relating to litigation, arbitration and contractual settlements; (xix) items attributable to expenses incurred in connection with a reduction in force or early retirement initiative; or (xx) items relating to any other unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions.
2.27.
“Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.
2.28.
“Plan” means this Beasley Broadcast Group, Inc. 2025 Equity Incentive Award Plan, as it may be amended or amended and restated from time to time.
2.29.
“Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.
2.30.
“Restricted Stock Unit” means an Award granted pursuant to Section 8.5.
2.31.
“Securities Act” shall mean the Securities Act of 1933, as amended.
2.32.
“Stock” means the Class A common stock of the Company, par value $0.001 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 10.
2.33.
“Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

2.34.
“Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.
2.35.
“Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.
3.

SHARES SUBJECT TO THE PLAN

3.1.
Number of Shares.
3.1.1.
Subject to Article 10 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be the sum of: (i) 300,000 shares; plus (ii) any shares which are subject to awards granted under the Beasley Broadcast Group, Inc. 2007 Equity Incentive Award Plan (the “2007 Plan”) on or before the Effective Date (a “2007 Plan Award”) that become available for issuance under the Plan pursuant to Section 3.1(b). Notwithstanding anything in this Section 3.1(a) to the contrary, the number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan shall not exceed an aggregate of 378,126 shares of Stock, subject to Article 10. In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be the number specified in the preceding sentence, and, if necessary to satisfy such regulations, such maximum limit shall apply to the number of shares of Stock that may be delivered in connection with each other type of Award under the Plan (applicable separately to each type of Award).
3.1.2.
To the extent that an Award or a 2007 Plan Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award or 2007 Plan Award shall, as applicable, become or again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award or 2007 Plan Award shall, as applicable, become or again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Parent or Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares of Stock available for issuance under the Plan.
3.2.
Stock Distributed. Any shares of Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.
4.

ELIGIBILITY AND PARTICIPATION

4.1.
Eligibility. Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.
4.2.
Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

4.3.
Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the limitations on the number of shares of Stock issued or transferred pursuant to Awards under the Plan, as detailed in Section 3.1.
5.

STOCK OPTIONS

5.1.
General. The Committee is authorized to grant Options to Participants on the following terms and conditions:
5.1.1.
Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; providedthat the exercise price for any Option shall not be less than par value of a share of Stock on the date of grant.
5.1.2.
Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.
5.1.3.
Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation: (i) cash, (ii) promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, (iii) shares of Stock (including shares issuable pursuant to the exercise of the Option) or shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and, in each case, having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iv) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.
5.1.4.
Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.
5.2.
Incentive Stock Options. The terms of any Incentive Stock Options granted pursuant to the Plan must comply with the conditions and limitations contained in Section 12.2 and this Section 5.2. Neither the Company nor the Committee will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code.
5.2.1.
Eligibility. Incentive Stock Options may be granted only to Employees.
5.2.2.
Exercise Price. The exercise price per share of Stock shall be set by the Committee; providedthat subject to Section 5.2(e) the exercise price for any Incentive Stock Option shall not be less than 100%

of the Fair Market Value on the date of grant.
5.2.3.
Expiration. Subject to Section 5.2(e), an Incentive Stock Option may not be exercised to any extent by anyone after the tenth anniversary of the date it is granted, unless an earlier time is set in the Award Agreement.
5.2.4.
Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.
5.2.5.
Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.
5.2.6.
Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.
5.2.7.
Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.
5.3.
Substitution of Stock Appreciation Rights. The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have to right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Stock for which such substituted Option would have been exercisable.
5.4.
Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Options by a Participant may be permitted through the use of such an automated system.
6.

RESTRICTED STOCK AWARDS

6.1.
Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.
6.2.
Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.
6.3.
Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.
6.4.
Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.
7.

STOCK APPRECIATION RIGHTS

7.1.
Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.
7.2.
Stock Appreciation Rights.

(a) A Stock Appreciation Right shall have a term set by the Committee. A SAR shall be exercisable in such installments as the Committee may determine. A SAR shall cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each SAR shall be set by the Committee; provided, however, that the Committee in its sole and absolute discretion may provide that the SAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise.

(b) A SAR shall entitle the Participant (or other person entitled to exercise the SAR pursuant to the Plan) to exercise all or a specified portion of the SAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the SAR from the Fair Market Value of a share of Stock on the date of exercise of the SAR by the number of shares of Stock with respect to which the SAR shall have been exercised, subject to any limitations the Committee may impose.

7.3.
Payment and Limitations on Exercise.

(a) Payment of the amounts determined under Section 7.2(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the SAR is exercised) or a combination of both, as determined by the Committee.

(b) To the extent any payment under Section 7.2(b) is effected in Stock it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

8.

OTHER TYPES OF AWARDS

8.1.
Performance Awards. Any Participant selected by the Committee may be granted one or more Performance Awards which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant. Performance Awards may be paid in cash, shares of Stock, or a combination of cash and shares of Stock, as determined by the Committee.
8.2.
Dividend Equivalents. Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.
8.3.
Stock Payments. Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares of Stock or the number of options or other rights to purchase shares of Stock subject to a Stock Payment shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.
8.4.
Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.
8.5.
Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award. On the maturity date, the Company shall, subject to Section 9.5(b), transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.
8.6.
Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.
8.7.
Term. Except as otherwise provided herein, the term of any Performance Award or Award of Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.
8.8.
Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Performance Award or Award of Deferred Stock, Stock Payments, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

8.9.
Exercise Upon Termination of Employment or Service. A Performance Award and Award of Dividend Equivalents, Deferred Stock, Stock Payments, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that a Performance Award or Award of Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control, or because of the Participant’s retirement, death or disability, or otherwise.
8.10.
Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.
8.11.
Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.
9.

PROVISIONS APPLICABLE TO AWARDS

9.1.
Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.
9.2.
Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.
9.3.
Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company, a Parent, or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company, a Parent, or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Participant and the transferee execute any and all documents requested by the Committee in connection with such transfer, including, without limitation documents to (i) confirm the status of the transferee as a permitted transferee under this Section 9.3, (ii) satisfy any requirements for an exemption for the transfer under applicable law and (iii) evidence the transfer.
9.4.
Beneficiaries. Notwithstanding Section 9.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the

Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.
9.5.
Stock Certificates; Book Entry Procedures.
9.5.1.
Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.
9.5.2.
Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).
10.

changes in capital structure

10.1.
Adjustments.
10.1.1.
In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock, other than an Equity Restructuring, the Committee may make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such changes with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan.
10.1.2.
In the event of any transaction or event described in Section 10.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), other than an Equity Restructuring, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by amendment of the terms of any outstanding Awards or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions wherever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

10.1.2.1.1.
To provide for either (A) termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 10.1(b) the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;
10.1.2.1.2.
To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and
10.1.2.1.3.
To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;
10.1.2.1.4.
To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and
10.1.2.1.5.
To provide that the Award cannot vest, be exercised or become payable after such event.
10.1.3.
In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 10.1(a) or 10.1(b):
10.1.3.1.1.
The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, will be proportionately adjusted by the Committee as the Committee deems appropriate to reflect such Equity Restructuring. The adjustments provided under this Section 10(c)(i) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.
10.1.3.1.2.
The Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Article 3).
10.2.
Acceleration Upon a Change in Control. Notwithstanding Section 10.1, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company, a Parent, a Subsidiary, or other Company affiliate and a Participant, if a Change in Control occurs and a Participant’s Awards are not converted, assumed, or replaced by a successor entity, then immediately prior to the Change in Control such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company, a Parent, a Subsidiary, or other Company affiliate and a Participant contains provisions that conflict with and are more less favorable to the Participant than the provisions of this Section 10.2, this Section 10.2 shall prevail and control and the less favorable terms of such agreement (and only such terms) shall be of no force or effect.
10.3.
Outstanding Awards – Other Changes. In the event of any other change in the capitalization of the

Company or corporate change other than those specifically referred to in this Article 10, the Committee may, in its absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.
10.4.
No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.
11.

ADMINISTRATION

11.1.
Committee. Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term “Committee” as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, may delegate administration of the Plan to a Committee. To the extent necessary to comply with Rule 16b-3 promulgated under the Exchange Act, the Committee shall consist solely of two or more members of the Board each of whom is a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 11.5. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.
11.2.
Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or of any Parent or Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company or any Parent or Subsidiary to assist in the administration of the Plan.
11.3.
Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:
11.3.1.
Designate Participants to receive Awards;
11.3.2.
Determine the type or types of Awards to be granted to each Participant;
11.3.3.
Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;
11.3.4.
Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an

Award, based in each case on such considerations as the Committee in its sole discretion determines;
11.3.5.
Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;
11.3.6.
Prescribe the form of each Award Agreement, which need not be identical for each Participant;
11.3.7.
Decide all other matters that must be determined in connection with an Award;
11.3.8.
Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;
11.3.9.
Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and
11.3.10.
Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.
11.4.
Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.
11.5.
Delegation of Authority. To the extent permitted by applicable law, the Committee may from time to time delegate any or all of its powers under the Plan to a committee of one or more members of the Board or one or more officers of the Company. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.5 shall serve in such capacity at the pleasure of the Committee.
11.6.
Amendment or Exchange of Awards. The Committee may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article 10 or pursuant to Section 14.13. In addition, the Committee may (i) amend any Award to reduce the per share exercise price of such an Award below the per share exercise price as of the date the Award is granted and (ii) grant an Award in exchange for, or in connection with, the cancellation or surrender of an Award having a higher per share exercise price.
12.

EFFECTIVE AND EXPIRATION DATE

12.1.
Effective Date. The Plan will become effective as of the date of its first approval by the Company’s stockholders (the “Effective Date”). As of the Effective Date, the Company will cease granting awards under the 2007 Plan; however, 2007 Plan Awards will remain subject to the terms of the 2007 Plan. If the Plan is not approved by the Company’s stockholders, the Plan will not become effective, no Awards will be granted under the Plan and the 2007 Plan will continue in full force and effect in accordance with its terms.
12.2.
Expiration Date. The Plan will expire on, and no Incentive Stock Option or other Award may be granted pursuant to the Plan after the tenth anniversary of the earlier of (i) the date the Board adopted the Plan or (ii)

the date the Company’s stockholders approved the Plan. Any Awards that are outstanding after the expiration of the Plan shall remain in force according to the terms of the Plan and the applicable Award Agreement.
13.

AMENDMENT, MODIFICATION, AND TERMINATION

13.1.
Amendment, Modification, And Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that increases the number of shares of Stock available under the Plan.
13.2.
Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.
14.

GENERAL PROVISIONS

14.1.
No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.
14.2.
No Stockholders Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.
14.3.
Withholding. The Company or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares of Stock which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates (or such other rate up to the applicable maximum statutory withholding rate as may be determined by the Company or, with respect to any person who is subject to the reporting requirements of Section 16(a) of the Exchange Act, the Board, after considering any accounting consequences or costs) for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.
14.4.
No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Parent or Subsidiary.

14.5.
Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Parent or Subsidiary.
14.6.
Indemnification. To the extent allowable pursuant to applicable law, including, without limitation the Delaware General Corporation Law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
14.7.
Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Parent or Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
14.8.
Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.
14.9.
Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
14.10.
Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares of Stock or whether such fractional shares of Stock shall be eliminated by rounding up or down as appropriate.
14.11.
Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
14.12.
Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares of Stock paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares of Stock in such manner as it deems advisable to ensure the availability of any such exemption.
14.13.
Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance, the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A of the Code or otherwise. The Company will have no obligation under this Section 14.13 or otherwise to avoid the taxes, penalties or interest under Section 409A of the Code with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A of the Code.
14.14.
Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.
14.15.
Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Committee has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.
14.16.
Electronic Participation. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan by electronic means. By accepting an Award, Participants will have consented to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
14.17.
Forfeiture and Claw-Back Provisions. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Participant upon any receipt or exercise of any Award or upon the receipt or resale of any shares of Stock underlying an Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of applicable law, including without limitation, Rule 10D-1 of the Exchange Act and any rules or regulations promulgated thereunder, as set forth in such claw-back policy and/or in the applicable Award Agreement.
14.18.
Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 14.18 in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 14.18. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

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ANNUAL MEETING OF STOCKHOLDERS OF BEASLEY BROADCAST GROUP, INC. June 25, 2025 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS The Proxy Statement and Annual Report to Stockholders are available at www.proxydocs.com/BBGI Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided 062525 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 4 AND 5, AND FOR "1 YEAR" FOR PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. ELECTION OF DIRECTORS: NOMINEES: Michael J. Fiorile (For Class A Common Stockholders) Gordon H. Smith (For Class A Common Stockholders) Brian E. Beasley (For All Classes of Common Stockholders) Bruce G. Beasley (For All Classes of Common Stockholders) Caroline Beasley (For All Classes of Common Stockholders) PeterA. Bordes, Jr. (For All Classes of Common Stockholders FOR AGAINST ABSTAIN 2. Advisory vote to approve named executive officer compensation. FOR AGAINST ABSTAIN 3. Advisory vote on the frequency of future votes to approve named executive officer compensation.1 YEAR 2 YEARS 3 YEARS ABSTAIN 4. Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. FOR AGAINST ABSTAIN 5. Approval of the 2025 Equity Incentive Award Plan. FOR AGAINST ABSTAIN In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of stockholders and any adjournment thereof. These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is April 28, 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. To change the address on your account, please check the box to the right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

BEASLEY BROADCAST GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Chris Ornelas and Heidi Raphael as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Beasley Broadcast Group, Inc. standing in the name of the undersigned with all powers that the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held on Wednesday, June 25, 2025, at 12:00 p.m. Eastern Time, and any adjournment thereof. (Continued and to be signed on the reverse side) 14475